UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2016

Freshpet, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-36729	20-1884894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Plaza Drive, 1st Floor

Secaucus, New Jersey 07094

(Address of Principal Executive Offices, including Zip Code)

(201) 520-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2016, Freshpet, Inc. (the “Company”) was informed by Richard Thompson that he would resign as our Chief Executive Officer and from our Board of Directors, effective July 1, 2016 or earlier if a replacement Chief Executive Officer is appointed before then. Mr. Thompson has agreed to remain with the Company in another capacity until July 1, 2016 in the event that a replacement Chief Executive Officer is appointed before then. In addition, to assist with the transition, Mr. Thompson will serve as a consultant to the Company from the date of his resignation until November 2017. In exchange for his services, Mr. Thompson will receive a retainer of $10,000 per month through July 7, 2017 and $15,000 per month during the remainder of the consulting period. Mr. Thompson will also be entitled to his base salary for the twelve-month period following his resignation, the bonus, if any, he would have received under his prior employment agreement upon the Company achieving certain performance goals during 2016 as well as certain medical benefits. The Company and Mr. Thompson have agreed that his outstanding options shall continue to vest in accordance with their terms, provided that Mr. Thompson continues to provide consulting services through the applicable vesting date. The Company thanks Mr. Thompson for his years of dedicated service.

The foregoing description of the consulting agreement is qualified by the full terms of the agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

In connection with Mr. Thompson’s announcement, on March 9, 2016, our Board of Directors appointed Scott Morris, our Chief Operating Officer, as President, effective immediately. Mr. Morris, age 47, will continue to serve as our Chief Operating Officer, a role he has held since July 2015. Prior to his appointment as Chief Operating Officer, Mr. Morris was our Chief Marketing Officer from January 2014 to July 2015 and our Senior Vice President of Sales and Marketing from 2010 to 2013.

On March 9, 2016, the Company issued a press release announcing the foregoing. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Separation and Consulting Agreement, dated as of March 9, 2016, by and between Freshpet, Inc. and Richard Thompson

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHPET, INC.

Date: March 9, 2016	By:	/s/ Richard Kassar
	Name:	Richard Kassar
	Title	Chief Financial Officer